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                                                                   EXHIBIT 10.46

                                 PROMISSORY NOTE

$15,000.00                      Lewisville, Texas                 APRIL 12, 2000

For value received, BASIC TECHNOLOGIES, INC., AND P & A REMEDIATION, LLC., promises to pay to the order of Cynthia Rice Cleaver, Trustee, the sum of TWENTY NINE THOUSAND SEVEN HUNDRED NINETY AND 60/100 DOLLARS ($29,790.60) in legal and lawful money of the United States of America, with interest thereon from the date hereof until maturity at the rate of TWELVE percent (12%) per annum on the unpaid balance.

This note is due and payable as follows, to wit:

     ACCRUED MONTHLY INTEREST ONLY SHALL BE PAYABLE ON MAY 12, 2000; JUNE 12, 2000; JULY 12, 2000; AND AUGUST 12, 2000. PRINCIPAL SHALL BE DUE AND PAYABLE IN FULL ON AUGUST 12, 2000.

This note shall be secured by a security interest in the following :

     Halliburton Cement Float VIN# 4804, Texas Title #75280932
     Reliable Tank Trailer, VIN# 2167, Texas Title 20299249

The undersigned may prepay this note without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due upon demand of any holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this note.

Signed this 12th day of April, 2000.

ATTEST:                                     BASIC TECHNOLOGIES, INC.


/s/ RICHARD C. SMITH                        By: /s/ B WALKER
---------------------------                     --------------------------------
Richard C. Smith                                Bryan L. Walker, President
Chief Financial Officer

                                            P & A REMEDIATION, LLC.


                                            By: /s/ RICHARD C. SMITH
                                                --------------------------------
                                                Richard C. Smith, Manager